COLUMBUS MCKINNON CORPORATION 2016 LONG TERM INCENTIVE PLAN FISCAL YEAR [_____] TIME-BASED RESTRICTED STOCK UNIT AWARD The Columbus McKinnon Corporation, a New York corporation (the “Company”), pursuant to action of the Compensation and Succession Committee (the “Committee”), hereby grants to you this Time-Based Restricted Stock Unit Award (the “RSU Award”) effective as of the Grant Date. This award is subject to all of the terms and conditions of this Time-Based Restricted Stock Unit Award Agreement (the “Award Agreement”) and the Columbus McKinnon Corporation 2016 Long Term Incentive Plan (the “Plan”). Unless otherwise specified, capitalized terms shall have the meanings specified in the Plan. The terms and conditions of the Plan are incorporated by reference and govern except to the extent that this Award Agreement provides otherwise. Recipient: [____________________________] Grant Date: [____________________________] Award Number: [____________________________] Award Share Units: [____________________________] Units of company shares subject to time-based restrictions Vesting Schedule: Shares Vest Date [____________________________] [____________________________] [____________________________] [____________________________] [____________________________] [____________________________]

By accepting this RSU Award and any RSUs issued pursuant to this RSU Award, you (“Recipient”) acknowledge receipt of a copy of the Plan. You represent that you have read and understand the terms of the Plan and this Award Agreement, and accept this RSU Award subject to all such terms and conditions. You also acknowledge that you should consult a tax advisor regarding the tax aspects of this RSU Award and that you are not relying on the Company for any opinion or advice as to personal tax implications of this RSU Award. At the direction of the Chairman of the Compensation and Succession Committee, this RSU Award has been executed by the Compensation and Succession Committee of the Company to be effective as of the Grant Date specified hereon.

2. Intervening Qualifying Events. If Recipient ceases to be employed by the Company and/or a Subsidiary prior to a Vesting Date because of a TERMS AND CONDITIONS I. Grant of Restricted Stock Units. Subject to the terms and conditions of this Award Agreement and the Plan (the terms of which are hereby incorporated herein by reference) and effective as of the Grant Date set forth above, the Company hereby grants to Recipient the number of Restricted Stock Units set forth above. II. Vesting. Subject to the terms of this Award Agreement and the Plan, the Restricted Stock Units awarded under this Award Agreement will vest and be converted into unrestricted Company Shares with respect to the vesting schedule on page 1 of this grant agreement (the “Vesting Dates”) if Recipient remains continuously employed by the Company and/or a Subsidiary through the relevant Vesting Date. Notwithstanding the foregoing, on a termination of employment for Retirement, as defined by the Plan, all Restricted Stock Units will vest as provided in Section III.C.2. III. Terms and Provisions of this Time-Based Restricted Stock Unit Award. Under the authority of the Plan, as of the Grant Date, the Company has awarded to Recipient the Restricted Stock Units. All such awards are subject to the following terms and conditions. (a) Stock. Company Shares resulting from the conversion of Restricted Stock Units into Company Shares shall be issued as of the Vesting Date and registered in Recipient’s name. Subject to Article VII of this Award Agreement, Company Shares will be delivered by electronic means to Recipient as soon as practicable after the Vesting Date. (b) Dividends. Recipient shall be entitled to receive Dividend Equivalent Rights as permitted under the Plan equal to any dividends and other distributions paid with respect to a corresponding number of Company Shares, provided that such payments shall be converted into additional Restricted Stock Units, and further provided that such Restricted Stock Units shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Restricted Stock Units with respect to which they relate. (c) Effect of Continued Employment and Termination of Employment. 1. Service through Vesting Dates. If Recipient remains employed by the Company and/or a Subsidiary through a Vesting Date, then, as of the Vesting Date, the percentage of the Restricted Stock Units specified in Article II shall cease to be subject to forfeiture, shall vest and Recipient shall be entitled to receive such portion of the Restricted Stock Units converted into Company Shares free of such restrictions. Qualifying Event, then, Recipient shall be fully vested in all of the Restricted Stock Units.

A “Qualifying Event” means (i) Recipient's death; (ii) Recipient’s Disability; or (iii) Recipient's Retirement, provided that Recipient has provided Company with three (3) months’ notice prior to the date of such Retirement of Recipient’s intent to retire. 3. Other Termination of Employment. If Recipient ceases to be employed by the Company and/or a Subsidiary prior to a Vesting Date for any reason other than a Qualifying Event then, as of the date on which Recipient’s employment terminates, all Restricted Stock Units not previously vested shall immediately be forfeited. (d) Rights as Shareholder. Recipient shall not have voting or any other rights as a shareholder of the Company with respect to the Restricted Stock Units. Upon settlement of the Restricted Stock Units into Company Shares, Recipient will obtain full voting and other rights as a shareholder of the Company. IV. Effect of Change in Control. (a) If Restricted Stock Units are Assumed by a Successor Entity. Unless the Committee determines otherwise, upon a Change in Control if the Restricted Stock Units are Assumed (as defined below) by the entity effecting the Change in Control (or a successor or parent corporation), the Restricted Stock Units will vest as provided in Article II or, if earlier, will become fully vested upon the termination of Recipient’s employment within 24 months following the occurrence of a Change in Control (as defined below), if such termination is not (i) due to a Qualifying Event (ii) a termination by the Company for Cause or (iii) a voluntary termination by Recipient absent Good Reason. (b) If Restricted Stock Units are Not Assumed by a Successor Entity. Unless the Committee determines otherwise, upon the occurrence of a Change in Control, if the Restricted Stock Units are not Assumed by the entity effecting the Change in Control (or a successor or parent corporation), the Restricted Stock Units will become fully vested on the date of the Change in Control. For each Restricted Stock Unit covered by this Award Agreement which then has not otherwise been forfeited, Recipient will receive a payment equal to the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) which holders of Company Stock received (or will receive) in the Change in Control transaction multiplied by each Company Share represented by the Restricted Stock Units covered by this Award Agreement that have then not otherwise been forfeited. Such payment shall be made in such form (cash and/or stock) as specified by the Committee on or before the 15th day of the 3rd month following the taxable year of Recipient in which occurs the Change in Control.

(c) Assumed by a Successor Entity. For purposes of this Award Agreement, Restricted Stock Units will be considered assumed (“Assumed”) if the following conditions are met: 1. Restricted Stock Units are converted into a replacement award in a manner that complies with Section 409A of the Internal Revenue Code of 1986, as amended. 2. The replacement award contains provisions for scheduled vesting and treatment on termination of employment (including the definition of Cause and Good Reason) that are no less favorable to Recipient than those in this Award Agreement, and all other terms of the replacement award (other than the security and number of shares represented by the replacement award) are substantially similar to those of this Award Agreement. 3. The security represented by the replacement award is of a class that is publicly held and widely traded on an established stock exchange. (d) Cause. For the purpose of this agreement, “Cause” shall mean, unless otherwise specified in an applicable employment agreement between the Company and Recipient, with respect to any Recipient, as determined by the Committee in its sole discretion: 1. Willful Serious Act - Commission of a willful serious act, such as embezzlement, against the Company which is intended to enrich Recipient at the expense of the Company; 2. Conviction - Conviction of a felony involving moral turpitude; or 3. Misconduct - Any willful, gross neglect or willful, gross misconduct resulting in either case in material harm to the Company, or a violation of the Company’s Code of Conduct. For purpose of this Section IV.D.iii, no act, or failure to act, on Recipient’s behalf will be deemed “willful” unless done, or omitted to be done, by Recipient not in good faith and without reasonable belief that Recipient’s action or omission was in the best interest of the Company. (e) Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without express written consent, the occurrence before or after (and reasonably connected to) a Change in Control of the Company of any of the following circumstances provided that Recipient gives a Notice of Termination to the Company describing the occurrence of the circumstance within ninety (90) days after the circumstance occurs and the Company fails to substantially correct the circumstance within 30 days after of such Notice of Termination is given: 1. Material Reduction in Base Pay - a material reduction by the Company in Recipient’s annual base salary as in effect on the date hereof or as the same may be increased from time to time;

2. Reduction in Target Annual Direct Compensation - a reduction in Recipient’s Target Annual Direct Compensation. For this purpose, “Target Annual Direct Compensation” means the sum of Recipient’s Base Pay, target annual incentive opportunity, and the annualized value of the most recent long-term incentive award approved by the Compensation and Succession Committee of the Board prior to the Change in Control. For purposes of measuring annualized long-term incentives, the awards shall be measured on their date of grant using reasonable assumptions, including, but not limited to, fair value principles such as those identified in Financial Accounting Standards Board Accounting Standards Codification Topic 718; the value of such awards shall be annualized over the frequency of their grant; 3. Reduction in Benefits - the failure by the Company to continue in effect any investment plan, retirement plan, savings plan, supplemental retirement plan, deferred compensation plan, supplemental investment plan, life insurance plan, health and accident plan, disability plan or other welfare benefit plan in which Recipient was participating at the time of the Change in Control (or plans providing Recipient with substantially similar benefits), the taking of any action by the Company which would adversely affect Recipient’s participation or materially reduce Recipient’s benefits or value under any of such plans, unless such plans are replaced by plans of at least equivalent value to Recipient; 4. Required Relocation - the Company's requiring Recipient to be based at a Company office more than 50 miles farther from Recipient’s principal residence than the Company's offices at which they are principally employed immediately prior to the date of the Change in Control except for required travel on the Company's business to an extent substantially consistent with present business travel obligations; 5. Failure to Pay Compensation - the failure by the Company to pay to Recipient any portion of their current compensation within seven (7) days of the date such compensation is due or any portion of their compensation under any deferred compensation program of the Company within thirty (30) days of the date such compensation is due; 6. Failure to Comply with Employment Termination Procedure - any purported termination of Recipients employment that is not effected pursuant to a Notice of Termination. “Notice of Termination” shall mean a Notice that shall indicate the specific termination provisions in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Recipient’s employment under the provision so indicated; or 7. Diminution of Position etc. - the assignment to Recipient of any duties or responsibilities, or the removal from Recipient of any duties or responsibilities, that constitutes a material diminution of their position, duties, responsibilities or status as in effect preceding such Change in Control. Recipient’s right to terminate their employment pursuant to this Section shall not be affected by their incapacity due to physical or mental illness. Subject to the requirement that Recipient gives a Notice of Termination to the Company within 90 days after the occurrence of a circumstance constituting Good Reason, continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. V. Tax Consequences. RECIPIENT UNDERSTANDS THAT THE AWARD OF RESTRICTED STOCK UNITS, THE ISSUANCE OF COMPANY SHARES, AND THE SALE OF SHARES RECEIVED MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO RECIPIENT. RECIPIENT REPRESENTS THAT RECIPIENT SHOULD CONSULT A TAX ADVISOR. RECIPIENT FURTHER ACKNOWLEDGES THAT HE OR SHE IS NOT RELYING ON THE COMPANY FOR ANY TAX, FINANCIAL OR LEGAL ADVICE; AND IT IS SPECIFICALLY UNDERSTOOD BY RECIPIENT THAT NO REPRESENTATIONS ARE MADE AS TO ANY PARTICULAR TAX TREATMENT WITH RESPECT TO THIS AWARD. VI. Tax Withholding. Recipient must pay, or make arrangements acceptable to the Company for the payment of, any and all foreign, federal state and local income and payroll tax as well as social insurance contributions or National Insurance Contributions withholding that, in the opinion of the Company, the Company is required to withhold by law, if any, which arise in connection with the Restricted Stock Units, including, without limitation, obligations arising upon (i) the grant, vesting, in whole or in part, of the Restricted Stock Units, (ii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon vesting of the Restricted Stock Units (“Tax Obligations”). If Recipient does not satisfy the required tax withholding by payment of cash, the Company is authorized to withhold shares of Company stock having a fair market value on the date of withholding sufficient to satisfy the Tax Obligations. Recipient acknowledges that the ultimate liability for all Tax Obligations legally due by Recipient is and remains Recipient’s responsibility and that the Company does not commit to structure the terms of the grant or any other aspect of Restricted Stock Units to reduce or eliminate Recipient’s liability for Tax Obligations. VII. Stock Ownership Requirement. Recipient understands that any award earned as part of this Time-Based Restricted Stock Unit Award Agreement is subject to the terms and conditions of the Company Stock Ownership Requirements. VIII. Clawback Policy. Recipient understands that any award earned as a part of this Time- Based Restricted Stock Unit Award Agreement is subject to the terms and conditions of the Company Clawback Policy in effect at the time awards are vested.

(d) All decisions with respect to future Restricted Stock Unit grants, if any, will be at the sole discretion of the Company. IX. Interpretation. Any dispute regarding the interpretation of this Time-Based Restricted Stock Unit Award shall be submitted to the Board or the Committee, which shall review such dispute in accordance with the Plan. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Recipient. X. Entire Agreement and Other Matters. The Plan is incorporated herein by reference. This Time-Based Restricted Stock Unit Award and the Plan constitute the entire agreement of the parties hereto. This Time-Based Restricted Stock Unit Award and all rights and awards hereunder are void ab initio unless Recipient agrees to be bound by all terms and provisions of this Award and the Plan. XI. Fractional Shares. If any calculation of Company Stock to be awarded or to be forfeited or to be released from restrictions or limitations would result in a fraction, any fraction of 0.5 or greater will be rounded to one, and any fraction of less than 0.5 will be rounded to zero. XII. Adjustments. In the event of a stock split, a stock dividend or a similar change in the Company Shares, the number of Restricted Stock Units subject to this Award Agreement will be adjusted pursuant to the provisions of the Plan. XIII. Nontransferability. Recipient may not sell, transfer, assign, pledge or otherwise dispose of the Restricted Stock Units covered by this Award Agreement other than by will or by laws of descent and distribution. The Restricted Stock Units covered by this Award Agreement are not subject to execution, attachment or other process. XIV. Service Conditions. In accepting the Restricted Stock Units, Recipient acknowledges and agrees that: (a) Any notice period mandated under applicable law shall not be treated as service for the purpose of determining the vesting of the Restricted Stock Units; and Recipient’s right to vesting of Shares in settlement of the Restricted Stock Units after termination of service, if any, will be measured by the date of termination of Recipient’s active service and will not be extended by any notice period mandated under applicable law. Subject to the foregoing and provisions of the Plan, the Company, in its sole discretion, shall determine whether Recipient’s service has terminated and the effective date of such termination. (b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended, or terminated by the Company at any time, unless otherwise provided in the Plan and this Award Agreement. (c) The grant of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past.

(e) Recipient’s participation in the Plan shall not create a right to further service with the Company or another Subsidiary or any Affiliate and shall not interfere with the ability of the Company or another Subsidiary or any Affiliate to terminate Recipient’s service at any time, with or without cause, subject to applicable law. (f) Recipient is voluntarily participating in the Plan. (g) The Restricted Stock Units are extraordinary items that do not constitute compensation of any kind for service of any kind rendered to the Company or any Subsidiary or any Affiliate, and which is outside the scope of Recipient’s employment contract, if any. (h) The Restricted Stock Units are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long- service options, pension or retirement benefits or similar payments. (i) In the event that Recipient is not an employee of a Subsidiary or any Affiliate, the Restricted Stock Units grant will not be interpreted to form and employment contract or relationship with a Subsidiary or any Affiliate. (j) The future value of the underlying shares is unknown and cannot be predicted with certainty. The value of the shares may increase or decrease. (k) No claim or entitlement to compensation or damages arises from termination of the Restricted Stock Units or diminution in value of the Restricted Stock Units or Shares and Recipient irrevocably releases the Company or a Subsidiary or any Affiliate from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Award Agreement, Recipient shall be deemed irrevocably to have waived Recipient’s entitlement to pursue such a claim.